Exhibit 99.2 AXO-LENTI-PD PROGRAM UPDATE Gavin Corcoran, MD – Chief R&D Officer © 2020 Axovant Gene Therapies. All Rights Reserved. 1

Forward-Looking Statements This presentation contains forward-looking statements for the purposes of product candidates will ever receive regulatory approval or be successfully the safe harbor provisions under The Private Securities Litigation Reform commercialized. All forward-looking statements are based on estimates Act of 1995 and other federal securities laws. The use of words such as and assumptions by Axovant’s management that, although Axovant “may,” “might,” “will,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” believes to be reasonable, are inherently uncertain. All forward-looking “intend,” “future,” “potential,” “continue” and other similar expressions are statements are subject to risks and uncertainties that may cause actual intended to identify forward-looking statements. results to differ materially from those that Axovant expected. Such risks and uncertainties include, among others, the initiation and conduct of For example, statements Axovant makes regarding the initiation, timing, preclinical studies and clinical trials; the availability of data from clinical progress, and reporting of results of its preclinical programs, clinical trials, trials; the expectations for regulatory submissions and approvals; the and research and development programs; its ability to advance its product continued development of Axovant’s product candidates and platforms; candidates into and successfully initiate, enroll, and complete clinical trials; Axovant’s scientific approach and general development progress; the potential clinical utility of its product candidates; its ability to develop Axovant’s ability to maintain or scale up manufacturing processes and and manufacture its products, successfully transition manufacturing transition such processes; and the availability and commercial potential of processes and scale up manufacturing processes; its ability to perform Axovant’s product candidates including the size of potentially addressable under existing collaborations with, among others, Oxford BioMedica, the markets and degree of market acceptance. University of Massachusetts Medical School, and the National Human Genome Research Institute; its ability to enter into new partnerships and These statements are also subject to a number of material risks and collaborations for new or existing product candidates; its ability to retain uncertainties that are described in Axovant’s periodic and other reports and successfully integrate its leadership and personnel; the size of filed with the Securities and Exchange Commission (SEC), including the potentially addressable patient populations for the indications targeted by risk factors detailed in the Company’s most recent Annual Report on Form Axovant’s product candidates; and the timing or likelihood of its regulatory 10-Q filed with the SEC on August 11, 2020, as updated by its subsequent filings and approvals, are forward-looking. In addition, promising interim filings with the SEC. Any forward-looking statement speaks only as of the results or other preliminary analyses do not in any way ensure that later or date on which it was made. Axovant undertakes no obligation to publicly final results in a clinical trial or in related or similar clinical trials will update or revise any forward-looking statement, whether as a result of new replicate those interim results. information, future events or otherwise. The product candidates discussed are investigational and not approved and there can be no assurance that the clinical programs will be successful in demonstrating safety and/or efficacy, that Axovant will not encounter problems or delays in clinical development, or that any of Axovant's

AXO-LENTI-PD CAN ADDRESS PATIENT NEEDS AND TRANSFORM THE STANDARD OF CARE FOR PARKINSON’S DISEASE Unmet Needs: Efficacy Profile Lack of a disease Loss of levodopa Invasive therapies stabilizing effectiveness are limited in their AXO-LENTI-PD VISION: therapy over time efficacy Establish AXO-Lenti-PD as the only disease stabilizing gene therapy to demonstrate Unmet Needs: clinically meaningful benefits -- with a single Safety Profile administration -- for any Parkinson’s disease patient who continues to progress on standard of care. Side effects of Complications High dosage of medication from invasive medication procedures required 3

AXO-LENTI-PD VISION ENABLED BY DIFFERENTIATED PRODUCT PROFILE FOR PARKINSON’S DISEASE Novel disease-modifying agent Addresses limitations of across stages of Parkinson’s current standard of care disease Improve motor Improve quality function of life  Improves motor without  Potential once-and-done worsening treatment- treatment emergent AEs  Delivers all 3 genes required for  One-time administration tonic production of dopamine . Does not require multiple daily doses  Long-term durability may defer Decrease . Does not involve large, need for advanced therapies indwelling devices such as DBS Dyskinesias 4

AXO-LENTI-PD CLINICAL DEVELOPMENT PLAN: CURRENT STATUS AXO-Lenti-PD – Optimized Vector Construct SUNRISE-PD Phase 2 Clinical Study Cohort 3 and EXPLORE-PD Clinical Study Dose Escalation Volume AXO-Lenti-PD Expansion EXPLORE-PD Phase 2 Cohort 3 Clinical Study Cohort 1 Cohort 2 4.2 x 107 TU 6 7 4.2 x 10 TU 1.4 x 10 TU 1800 µL total infusion 600 µL total infusion 600 µL total infusion volume Randomized, double- volume volume blinded clinical trial with N=2 N=4 Evaluates safety, highest safe dose vs. tolerability, and efficacy sham surgical procedure of higher volume and flow rate ENROLLMENT CRITERIA • Patients with advanced, idiopathic Parkinson Disease • Age: 30-70 • Hoehn & Yahr (H&Y) OFF Stage: 3-4 • UPDRS Part III (motor) OFF score: 30-60 • Levodopa equivalent daily dose (LEDD): ≥ 900 mg • ≥ 2.5 hours diary “OFF” time (Cohort 2) 5

SYSTEMATIC DATA COLLECTION EVALUATING PATIENT OUTCOMES Safety and • Adverse event collection • Focused ongoing surveillance of gene Hauser Diary is completed by the patient Tolerability therapy at home every 30 mins over 3 consecutive days. • OFF • ON without troublesome dyskinesia • Hauser Patient Diary • ON with troublesome dyskinesia Motor Function • UPDRS Part III OFF • ON without dyskinesia • Sleep UPDRS II and III evaluations Activities of Daily • Objective scale completed by a trained • UPDRS Part II OFF neurologist after a 12-hour Levodopa Living washout to evaluate patients without the effects of background medical therapy Effect on Current LEDD: calculated based on patient’s daily • Levodopa Equivalent Daily Dose medication doses of Levodopa & other Medication (LEDD) dopamine agonists Regimen 6

# UPDRS PART III (MOTOR) SCORES OBSERVED IN CLINICAL TRIALS

- **Clinically meaningful differences in UPDRS Part III (motor) scores:**
  - ~5-point change represents a moderate difference, a >10-point change is large treatment effect

| | |
|---|---|
| **Placebo Effect in Sham-Controlled studies** | **~ 1- 5 POINTS** |
| **Standard of Care (Oral Therapies)** | **≥ 4 - 8 POINTS**<br>UPDRS Part III "OFF" (motor) score **improvement** from baseline<br>Oral L-dopa/Dopamine Agonists have ***modest effect size*** and may cause ***significant dyskinesias*** |
| **Deep Brain Stimulation** | **≥ 10-15 POINTS**<br>UPDRS Part III "OFF" (motor) score **improvement** from baseline<br>DBS systems have large treatment effect, but utilization limited by overall product and adverse event profile |

axovant GENE THERAPIES

(1) Shulman et al., *Arch Neurol*, 2010; (2) Hauser/PSG, *Movement Disorders*, Vol. 26, 2011; (3) Weaver, et al, JAMA. 2009;301(1):63; (4) Deuschl, et al, N Engl J Med. 2006;355:896-908.

AXO-LENTI-PD COHORT 2 DATA REVIEW Demographics with comparison to ProSavin and Cohort 1 Safety and Adverse Event Profile Key Efficacy Evaluation at 6 months • Efficacy Parameters Summary • Hauser patient diary • UPDRS Part II and III (OFF) • Levodopa Equivalent Daily Dose (LEDD) Summary and Next Steps 8 8

AXO-LENTI-PD: BASELINE CHARACTERISTICS ACROSS COHORTS All Cohorts Cohort 1 Cohort 2 ProSavin AXO-Lenti-PD AXO-Lenti-PD Dose: 1.9x107 – 1.0x108 Dose: 4.2x106 Dose: 1.4x107 TU/patient TU/patient TU/patient (N=15) 2,3,4 (N=2) 2 (N=4) 2 Age (years) 57 (4.3) 53 (4.2) 57 (6.1) (range) (48-64) (50-56) (51-64) PD Duration (years) 14 (5.3) 12 (5.0) 13 (5.3) (range) (8-26) (9-16) (7-20) Levodopa Equivalent Daily Dose 1227 (461) 1116 (12) 1697 (585) (LEDD) (mg) UPDRS II (activities of daily 21 (5.4) 29 (10.6) 18 (4.7) living) OFF score UPDRS III (motor function) OFF 38 (9.3) 59 (1.4) 51 (4.4) score Hauser Diary Good ON Time N/A 12.5 (2.1) 10.2 (2.6) (normalized hours) 1 Hauser Diary OFF Time N/A 1.8 (1.8) 5.8 (2.6) (normalized hours) Note: Hauser Diary Times are normalized to 16 hours of waking time. 1. Good ON time is the sum of ON time without dyskinesia and ON time with non-troublesome dyskinesia. 2. Values shown are mean (standard deviation), unless otherwise stated. 3. Hauser patient diary averages not available for patients treated with ProSavin because diaries were not collected consistently across cohorts. 4. Palfi, et al. The Lancet. 2014;383(9923):1138-1146 9

AXO-LENTI-PD ADVERSE EVENT PROFILE Number of subjects with treatment-emergent adverse events (TEAEs) that occurred in > 2 subjects in each Cohort by MedDRA System Organ Class and Preferred Term Cohort 1 (N=2) Cohort 2 (N=4) Overall (N=6) Any treatment-emergent 2 (100%) 4 (100%) 6 (100%) adverse event (TEAE) Gastrointestinal Disorders Constipation 2 (100%) 0 (0%) 2 (33%) Musculoskeletal and Connective Tissue Muscle Rigidity 0 (0%) 2 (50%) 2 (33%) Disorders Nervous System Dyskinesia 2 (100%) 1 (25%) 3 (50%) Headache 1 (50%) 2 (50%) 3 (50%) On and Off Phenomenon 1 (50%) 2 (50%) 3 (50%) Paraesthesia 0 (0%) 2 (50%) 2 (33%) Psychiatric Disorders Anxiety 1 (50%) 2 (50%) 3 (50%) Vascular Disorders Orthostatic Hypotension 0 (0%) 3 (75%) 3 (50%) Footer 10

AXO-LENTI-PD: FOUR UNRELATED SERIOUS ADVERSE EVENTS REPORTED Patient SAE Event Onset Event Severity Relatedness to (Reported term) (Study Day) Resolved AXO-Lenti-PD (Study Day) Cohort 1 Psychotic 320 408 Severe Unlikely 1001 depression Worsening of 213 218 Severe Not related Parkinson’s disease Cohort 2 Confusion 3 8 Moderate Not related 2006 Superficial wound 47 75 Moderate Unlikely infection left frontal Footer 11

AXO-LENTI-PD COHORT 1 AND COHORT 2 6-MONTH DATA AVAILABILITY Data Available  Data Unavailable Hauser Diary UPDRS Part II UPDRS Part III Hauser Diary LEDD Change Patient “Good ON” (ADL) (MOTOR) OFF Time (hrs) (mg) Time (hrs) OFF OFF Cohort 1 1001 1003 Cohort 2 2002 2004   2006   2007 • Patient 2004 – Declined to participate in UPDRS OFF evaluations at 6-month assessment. We do not expect this patient to participate in future UPDRS evaluations. • Patient 2006 – Unable to complete UPDRS OFF assessments due to COVID-related site closure. • Patients 2002, 2006, and 2007 are expected to participate in future assessments provided all sites are open. 12

PATIENT 2002 51-Year Old Male with Parkinson’s Disease for 7 years UPDRS Part III (OFF) Motor Hauser Diary 100 Baseline Hauser Diary 16 Score* 80 14 Diary ”Good ON” = 13.7 hrs 12 7.54 60 ON time without dyskinesia 10.8 10 12.8 40 ON time with non-troublesome 8 Score Observed 50 dyskinesia 20 28 27* ON time with troublesome 6 5.3 0 dyskinesia Hours Normalized 4 Baseline 6 Months 12 Months 3.5 0 0.9 50 2 0 Diary OFF = 2.3 hours 0 3.14 2.3 1.7 UPDRS Part II (OFF) ADL 0 40 Baseline 6 Months 12 Months Score* 30 LEDD (mg) 20 Month Month Change from Baseline 6 12 Baseline Score Observed 10 15 1315 1315 1315 No change 7 0 3 Baseline 6 Months 12 Months • *Month 12 UPDRS (OFF) assessment performed remotely • *UPDRS values represent observed score at specified timeframe. 13

PATIENT 2002 – UPDRS Item 20 (Resting Tremor) The first patient treated in Cohort 2 of SUNRISE-PD, washed OFF L-Dopa for 12 hours 6 MONTHS AFTER BASELINE AXO-LENTI-PD 14

PATIENT 2002 - UPDRS Item 29 (Gait) The first patient treated in Cohort 2 of SUNRISE-PD, washed OFF L-Dopa for 12 hours BASELINE 6 MONTHS AFTER AXO-LENTI-PD 15

PATIENT 2004 60-Year Old Male with Parkinson’s Disease for 13 years Baseline Hauser Diary Hauser Diary 16 Diary ”Good ON” = 10.7 hrs 14 ON time without dyskinesia 12 8.89 8.37 ON time with non-troublesome dyskinesia 10 ON time with troublesome 8 dyskinesia 2.39 6 1.79 0 0.13 Diary OFF = 5.3 hours 4 Normalized Hours 5.33 5.11 2 0 Baseline 6 Months LEDD (mg) Baseline Month 6 Change from Baseline 2565 1865 - 700 mg 16 16

PATIENT 2006 64-Year Old Male with Parkinson’s Disease for 20 years Baseline Hauser Diary Hauser Diary 16 2.48 Diary ”Good ON” = 8 hrs 14 6.32 ON time without dyskinesia 12 ON time with non-troublesome dyskinesia 10 1.75 9.06 ON time with troublesome 8 0 dyskinesia 6 Diary OFF = 7.9 hours 4 7.93 0.42 Normalized Hours 2 4.03 0 Baseline 6 Months LEDD (mg) Baseline Month 6 Change from Baseline 1523 1057 - 466 mg 17 17

PATIENT 2007 64-Year Old Male with Parkinson’s disease for 13 years UPDRS Part III (Motor) OFF 100 Baseline Hauser Diary Hauser Diary Score* 16 80 Diary ”Good ON” = 8.5 14 6.2 60 12 ON time without dyskinesia 10.1 ON time with non-troublesome 10 40 2.28 dyskinesia 8 Score Observed 53 0 20 34 ON time with troublesome 6 0 dyskinesia 2.92 Normalized Hours Normalized 4 7.5 Baseline 6 Months 0 50 Diary OFF = 7.5 hours 2 2.97 0 40 UPDRS Part II (ADL) OFF Baseline 6 Months Score* 30 LEDD (mg) 20 Baseline Month 6 Change from Baseline Observed Score Observed 24 10 1384 1465.33 + 81.33 mg 9 0 Baseline 6 Months • *UPDRS values represent observed score at specified timeframe. 18 18

PATIENT 2007 - UPDRS Item 29 (Gait) Gait and Balance Assessment washed OFF L-Dopa for 12 hours BASELINE 6 MONTHS AFTER AXO-LENTI-PD 19

AXO-LENTI-PD COHORT 1 AND COHORT 2 CHANGE FROM BASELINE TO 6 MONTHS Hauser Diary UPDRS Part II UPDRS Part III Hauser Diary LEDD Change Patient “Good ON” (ADL) (MOTOR) OFF Time (hrs) (mg) Time (hrs) OFF OFF 1001 +2.8 -2.4 -98 -26 -20 1003 -0.5 +2 -150 -13 -14 Cohort 1 Mean +1.2 -0.2 -124 (11%) -19.5 (65%) -17 (29%) 2002 -0.6 +0.6 0 -12 -22 2004 -0.2 +0.1 -700 - - 2006 -3.9 +3.5 -466 - - 2007 -4.6 +4.5 +81 -15 -19 Cohort 2 Mean -2.3 +2.2 -271 (13%) -13.5 (71%) -20.5 (40%) • Patient 2004 – Declined to participate in UPDRS OFF evaluations at 6-month assessment. We do not expect this patient to participate in future UPDRS evaluations. • Patient 2006 – Unable to complete UPDRS OFF assessments due to COVID-related site closure. • Patients 2002, 2006, and 2007 are expected to participate in future assessments provided all sites are open. 20

AXO-LENTI-PD COHORT 1 AND COHORT 2 CHANGE FROM BASELINE TO 6 MONTHS Hauser Diary UPDRS Part II UPDRS Part III Hauser Diary LEDD Change Patient “Good ON” (ADL) (MOTOR) OFF Time (hrs) (mg) Time (hrs) OFF OFF 1001 +2.8 -2.4 -98 -26 -20 1003 -0.5 +2 -150 -13 -14 Cohort 1 Mean +1.2 -0.2 -124 (11%) -19.5 (65%) -17 (29%) 2002 -0.6 +0.6 0 -12 -22 2004 -0.2 +0.1 -700 - - 2006 -3.9 +3.5 -466 - - 2007 -4.6 +4.5 +81 -15 -19 Cohort 2 Mean -2.3 +2.2 -271 (13%) -13.5 (71%) -20.5 (40%) 21

AXO-LENTI-PD: IMPROVEMENT IN HAUSER PATIENT DIARIES Cohort 1: (N=2) Cohort 2: (N=4) Minimal change in Increase of 2.2 hours in 14 “Good ON Time” 14 “Good ON Time” 10 10 6 12.6 12.4 6 12.4 10.2 2 “Good” 2 “Good” 1.5 3.0     -2 hours Normalized -2 -3.5 1.8 Normalized hours Normalized -5.8 “Bad” “Bad” -6 -6 Baseline Month 6 Baseline Month 6 Good ON Time ON Time with Troublesome Dyskinesia OFF Time Good ON Time ON Time with Troublesome Dyskinesia OFF Time [1] Good ON time is the sum of ON time without dyskinesia and ON time with non-troublesome dyskinesia. Note: Hauser Diary Times are normalized to 16 hours of waking time. [2] Values shown are mean (standard deviation), unless otherwise stated 22 22

AXO-LENTI-PD: CHANGE IN LEVODOPA EQUIVALENT DAILY DOSE (LEDD) 0 Cohort 1: (N=2) 1 LEDD Baseline: 1116.5 mg -50 Average Reduction: 6 Months : -124 mg (11%) -100 -124 (11%) -150 Cohort 2: (N=4) 2 LEDD Baseline: 1696.6 mg Average Improvement: -200 6 Months : -271 mg (13%) Change Change from Baseline (mg) -250 -271 (13%) -300 23

AXO-LENTI-PD: CHANGE IN UPDRS PART II (ADL) OFF SCORE AT 6 MONTHS ProSavin AXO-Lenti-PD 20 18 16 14 12 10 8 6 Improvement Improvement (points) 8.7 19.5 4 (64.7%) 13.5 2 3.7 (71.3%) 0 1.2 Cohort 1 (n=3) Cohort 2 (n=6) Cohort 3 (n=6) Cohort 1 (N=2) Cohort 2: (N=2) Target Dose: Target Dose: Target Dose: Target Dose: Target Dose: 1.9x107 TU 4.0x107 TU 1.0x108 TU 4.2x106 TU 1.4x107 TU 24

AXO-LENTI-PD: CHANGE IN UPDRS PART III (MOTOR) OFF SCORE AT 6 MONTHS UPDRS PART III (MOTOR) OFF SCORE IMPROVEMENT IN HUMANS (CROSS-STUDY COMPARISON)1 25 20 15 10 21 17 15 13 5 8 Improvement at Months 6 at Improvement 0 Average UPDRS Part III UPDRS(Motor) Score Part Average ProSavin ProSavin ProSavin AXO-Lenti-PD AXO-Lenti-PD Cohort 1 (n=3) Cohort 2 (n=6) Cohort 3 (n=6) Cohort 1 (n=2) Cohort 2 (n=2)* Target Dose: Target Dose: Target Dose: Target Dose: Target Dose: 1.9x107 TU 4.0x107 TU 1.0x108 TU 4.2x106 TU 1.4x107 TU AXO-Lenti-PD delivered a mean 21-point (40%) improvement in the second dose cohort at 6 months 1: Palfi, et al. The Lancet. 2014;383(9923):1138-1146 * UPRDS data is only available for two patients at 6 months post-dosing 25 Note: Error bars are calculated as (Mean +/- SEM)

AXO-LENTI-PD: POTENTIALLY TURNING BACK THE CLOCK FOR PATIENTS WITH PARKINSON’S DISEASE CHANGE FROM BASELINE ON UPDRS PART III (MOTOR) “OFF” SCORE 25 20 15 10 Worsening 5 0 -5 -10 -15 Improvement -20 -25 BaselineMonth 6 Month 12 Month 24 Month 36 Month 48 Month 60 ProSavin Low-dose ProSavin Medium-dose ProSavin High-Dose ALPD Low-dose ALPD Medium-dose Expected Natural History* *UPDRS III Off score is expected to worsen by 3-4 points per year as the PD progresses; Palfi, et al. Lancet. 2014 26

TOTALITY OF AXO-LENTI-PD DATA ACROSS COHORTS SUGGESTS CONSISTENT PATIENT BENEFIT Consistent patient benefit across multiple objective measures Safety and • Generally well-tolerated with no serious adverse events related to therapy tolerability Improved • 17-21-point mean improvement in the UPDRS Part III (motor) OFF score at 6 months motor function • Increase in “Good” ON time” and decrease in “OFF” time Improved • Increased ON time without dyskinesia and ON time with non-troublesome dyskinesia dyskinesias • Decrease in ON time with troublesome dyskinesia Improved • Improvement in UPDRS Part II (activities of daily living) OFF score quality of life • Decrease in LEDD CONFIDENTIAL - FOR INTERNAL USE ONLY 27

AXO-LENTI-PD CLINICAL DEVELOPMENT PLAN: NEXT STEPS Cohort 3 and EXPLORE-PD Clinical Study Volume Expansion AXO-Lenti-PD Cohort 3 EXPLORE-PD Phase 2 4.2 x 107 TU Clinical Study 1800 µL total infusion volume Randomized, double- blinded clinical trial with Evaluates safety, highest safe dose vs. tolerability, and efficacy sham surgical procedure of higher volume and Next Steps flow rate ENROLLMENT CRITERIA  File Investigational New Drug (IND) with US FDA • Bilateral idiopathic PD  File Investigational Medicinal Product Dossier (IMPD) • Age: 30-80 in EU • H&Y OFF Stage: 3-4 • Levodopa equivalent daily dose (LEDD): ≥ 450 mg Gating item for filing  Developing reliable, suspension-based manufacturing • ≥ 2.5 hours diary “OFF” time process 28

CRITICAL SUCCESS FACTORS FOR EXPLORE-PD STUDY Acquiring the best data set to make important decisions will depend on the following factors: 1 Execute a patient-focused study • Ensure that all the evaluations can be completed in the sequence set out in the protocol  Conducted a patient advisory board in October to understand the patient perspective of the study evaluations and adjusted based on the input  Understand the needs of the caregiver to facilitate study conduct 2 Pandemic friendly approach • Ensure that evaluations can be performed remotely in a systematic, valid way if remote assessments are needed • Follow the guidance from the FDA, MHRA and ANSM to ensure data integrity 3 Clinical site-focused operational activities • Working with prospective sites to understand the most efficient way to work at their institution to provide a “concierge” approach for patients 4 Strong scientific input • Advisory group of key thought leaders have guided the design of the study and will assist with continual review of study conduct 29

SUMMARY • AXO-Lenti-PD has the potential to provide clinically meaningful benefits to patients with advanced PD continuing to progress on medical therapy. • Cohort 2 shows: • Very favorable safety profile that is similar to cohort 1 and Prosavin. • Positive assessments focused on the change in motor function and activities of daily living • Large change from baseline in UPDRS II and III - 14 and 21 points, respectively. • Clinically meaningful improvement in Hauser Diary OFF and good ON time. • Reduction in the LEDD in the face of the stabilization or improvement. • This data supports moving to a higher dose and greater coverage of the putamen • Achieved with a 3-fold increase in volume administered. • Next steps in the development plan: 1. Complete the development of suspension process clinical trial material 2. File the IND in the US and IMPD in EU 3. Dose patients with the higher dose in the open label SUNRISE-PD study 4. Proceed to a controlled study (EXPLORE-PD) with the appropriate dose based on the results of SUNRISE-PD 30